                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: AUGUST 14, 2000

                                  FINDWHAT.COM
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    NEVADA                         0-27331                      88-0348835
(STATE OR OTHER              (COMMISSION FILE NO.)            (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
  ORGANIZATION)

                         121 West 27th Street, Suite 903
                            New York, New York 10001
                                 (212) 255-1500
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS.

                  On August 14, 2000, FindWhat.com, a Nevada corporation, announced its second quarter 2000 results. The press release is included as
Exhibit 99 to this Form 8-K and is incorporated herein by this reference.

ITEM 7.   EXHIBITS.

         (C)      EXHIBITS.

             EXHIBIT NO.                       DESCRIPTION

                  99                Press Release, dated August 14, 2000,
                                    entitled "FindWhat.com Announces Second
                                    Quarter 2000 Results."


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FINDWHAT.COM

Date:  August 14, 2000                 By: /s/ Phillip R. Thune
                                           --------------------
                                           Chief Financial Officer


                                       2
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                                  EXHIBIT INDEX

               EXHIBIT NO.                     DESCRIPTION

                  99                Press Release, dated August 14, 2000,
                                    entitled "FindWhat.com Announces Second
                                    Quarter 2000 Results."